                       Supplement dated June 23, 2000 to
         Statement of Additional Information ("SAI") Dated May 1, 2000
                       For Pacific One Variable Annuity
                   Issued by Pacific Life Insurance Company

This supplement amends page 4 in the SAI to read as follows:

 The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance
       Annualized Rates of Return for Periods Ended December 31, 1999**
                   All numbers are expressed as a percentage

                                                                         Since
                                                        1 Year  3 Year Inception
                                                        ------  ------ ---------
Variable Accounts                                        FWV     FWV      FWV
-----------------                                       ------  ------ ---------
Aggressive Equity 4/17/96*............................. 25.58   12.75    12.02
Emerging Markets 4/17/96*.............................. 51.43    1.88     0.32
Small-Cap Equity 10/1/99*..............................                  27.98
Bond and Income 1/2/96*................................ (8.68)   4.00     2.43
Equity 1/2/96*......................................... 36.62   26.92    26.70
Multi-Strategy 1/2/96*.................................  5.51   13.20    12.48
Equity Income 1/2/96*.................................. 11.64   20.15    19.25
Growth LT 1/2/96*...................................... 95.33   49.40    40.32
Mid-Cap Value 1/4/99*..................................                   3.75
Equity Index 1/2/96*................................... 18.87   25.46    24.00
Small-Cap Index 1/4/99*................................                  17.87
REIT 1/4/99*...........................................                  (1.46)
International Value 1/2/96*............................ 21.06   10.73    12.63
Government Securities 1/2/96*.......................... (3.36)   3.94     3.30
Managed Bond 1/2/96*................................... (3.33)   4.08     3.74
Money Market 1/2/96*...................................  3.43    3.66     3.63
High Yield Bond 1/2/96*................................  1.42    3.38     4.90
Large-Cap Value 1/4/99*................................                   9.98

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* Date Variable Account commenced operations.
** Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio
   Manager of the International Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. ("Alliance Capital") became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity and Bond and Income Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, Equity, and Bond and Income Portfolios and the investment objective of the Bond and Income Portfolio differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

The Diversified Research, International Large-Cap and I-Net Tollkeeper Subaccounts started operations after December 31, 1999 and there is no historical value available for the Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the operating Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio, April 1, 1996 in the case of the Aggressive Equity Portfolio and Emerging Markets Portfolios and January 4, 1999 in the case of the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios). Historical performance information for each of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until then, these are not actual performance numbers for the Subaccounts or for the Contract.

Form No. POSAI0600